UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 23, 2013

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The 2013 Annual Meeting of Stockholders of Neurocrine Biosciences, Inc. (the “Annual Meeting”) was held on May 23, 2013. As of the close of business on April 1, 2013, the record date for the Annual Meeting, there were 66,711,978 shares of common stock entitled to vote, of which there were 61,996,440 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on four matters: (i) the election of three Class II Directors for a term of three years expiring at the 2016 Annual Meeting of Stockholders, (ii) an advisory vote on the compensation paid to the Company’s named executive officers, (iii) the approval of an amendment to the Company’s 2011 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 5,500,000 to 7,000,000, and (iv) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The voting results were as follows:

•	Election of three Class II Directors for a term of three years expiring at the 2016 Annual Meeting of Stockholders

Corinne H. Nevinny	For	48,595,255	Withheld	1,524,541
Richard F. Pops	For	47,249,262	Withheld	2,870,534
Stephen A. Sherwin, M.D.	For	43,879,951	Withheld	6,239,845

The three nominees for Class II Director were elected. The Class III Directors, Kevin C. Gorman, Ph.D., Gary A. Lyons, and William H. Rastetter, Ph.D., continue in office until the 2014 Annual Meeting of Stockholders. The Class I Directors, W. Thomas Mitchell and Joseph A. Mollica, Ph.D., continue in office until the 2015 Annual Meeting of Stockholders.

There were 11,876,644 broker non-votes related to each of the three director nominees for election.

•	An advisory vote on the compensation paid to the named executive officers

Shares Voted:	For	46,930,922	Against	2,340,885	Abstain	847,989
Percent of Voted:	For	93.6%	Against	4.7%	Abstain	1.7%

There were 11,876,644 broker non-votes for this proposal.

The advisory vote was approved on an advisory basis.

•	Approval of an amendment to the 2011 Equity Incentive Plan

Shares Voted:	For	45,291,193	Against	3,982,895	Abstain	845,708
Percent of Voted:	For	90.4%	Against	7.9%	Abstain	1.7%

There were 11,876,644 broker non-votes for this proposal.

The amendment to the 2011 Equity Incentive Plan was approved.

•	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013

Shares Voted:	For	60,100,436	Against	973,067	Abstain	922,937
Percent of Voted:	For	96.9%	Against	1.6%	Abstain	1.5%

The appointment of Ernst & Young LLP was ratified.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 28, 2013	NEUROCRINE BIOSCIENCES, INC.

/s/ TIMOTHY P. COUGHLIN
Timothy P. Coughlin
Vice President and Chief Financial Officer